UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2005


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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

       DELAWARE                   333-110912                22-3674608
------------------------    ------------------------  ------------------------
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)      (IRS EMPLOYER
                                                        IDENTIFICATION
                                                        NUMBER)

                                101 HUDSON STREET
                              JERSEY CITY, NJ 07302
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 631-5400
                         (REGISTRANT'S TELEPHONE NUMBER)

 ITEM 8.01  OTHER EVENTS.
            ------------


The Registrant is making this filing in connection with Amendment, dated as of February 15, 2005 (the "Amendment") to the Amendments, dated November 30, 2004 (the "Existing Amendments") to the Series 2003-1 Supplement and Series 2002-1 Supplement, between AICCO Premium Finance Master Trust (the "Trust") and JPMorgan Chase Bank, NA, as successor-in-interest to Bank One, NA, as Trustee (the "Trustee") to change the effective date of the amendments effected by the Existing Amendments to January 31, 2005 and to amend the definition of "Initial Investor Interest" for the Series 2002-1. A form of the Amendment is attached as an exhibit to this Form 8-K.


In connection with and as a consequence of the Amendment, AIG and the Trustee entered into an Amendment, dated as of February 15, 2005 to the Termination Agreement, dated as of November 30, 2004, terminating the Indemnity Agreement, dated as of October 15, 2000, to change the effective date of such termination to January 15, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------


(c) Exhibit.

   Exhibit 4.1    --          Form of Amendment to Amendments to Series
                              Supplements

   Exhibit 4.2    --          Amendment, dated as of February 15, 2005 to
                              Termination Agreement, dated as of November 30,
                              2004 to Indemnity Agreement, dated as of October
                              14, 2000, as amended, between American
                              International Group and JPMorgan Chase Bank, N.A., as successor-in-interest to Bank One, N.A.




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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                A.I. Receivables Transfer Corp.


Date:  February 17, 2005                        By: /s/ Michael Vogen
                                                    ----------------------------
                                                    Michael Vogen
                                                    Authorized Signatory







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
                                  EXHIBIT INDEX


    Exhibit No.                         Description
    -----------                         -----------

   Exhibit 4.1  --            Form of Amendment to Amendments to Series
                              Supplements

   Exhibit 4.2  --            Amendment, dated as of February 15, 2005 to
                              Termination Agreement, dated as of November 30,
                              2004 to Indemnity Agreement, dated as of October
                              14, 2000, as amended, between American
                              International Group and JPMorgan Chase Bank, N.A., as successor-in-interest to Bank One, N.A.







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